EXHIBIT 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-2631 and No. 333-65514) of ImmuCell Corporation of our report dated January 25, 2002 relating to the financial statements and the financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Portland, Maine
March 27, 2002